Exhibit 10.1

Execution Version

May 15, 2023

VIA EMAIL

Mullen Automotive Inc.

1405 Pioneer Street

Brea, California 92821

Attn: David Michery

Re:	Series D Preferred Stock

Dear David Michery:

Reference is made to that Securities Purchase Agreement, dated as of June 7, 2022 (as amended, the “Securities Purchase Agreement”) by and between Mullen Automotive Inc. (the “Company”) and the investors named therein, pursuant to which the Company irrevocably committed to effect the issuance of Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”) and warrants upon receipt of $45,000,000, which is to be paid on May 15, 2023 (the “Purchase Date”).

The undersigned hereby requests, and the Company agrees and acknowledges upon placement of its countersignature herein, that the Purchase Date is delayed until June 12, 2023.

Except provided in this letter agreement, all other terms and conditions in the Securities Purchase Agreement shall remain in full force and effect and this letter agreement shall be governed by all provisions thereof. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed in separate counterparts (including by electronic signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[Remainder of Page Intentionally Blank]

Please indicate your agreement with the foregoing by signing where indicated below.

Sincerely,

Esousa Holdings, LLC
By:	/s/ Michael Wachs
Name:	Michael Wachs
Title:	Managing Member

Acuitas Capital, LLC
By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Chief Executive Officer

Davis-Rice Pty Limited
By:	/s/ Timothy Davis-Rice
Name:	Timothy Davis-Rice
Title:	Director

Ault Lending, LLC f/k/a Digital Power Lending, LLC
By:	/s/ David J. Katzoff
Name:	David J. Katzoff
Title:	Manager

Jess Mogul
/s/ Jess Mogul

Jim Fallon
/s/ Jim Fallon

Michael Friedlander
/s/ Michael Friedlander

Acknowledged, accepted, and agreed:

MULLEN AUTOMOTIVE INC.

By:	/s/ David Michery
Name: David Michery
Title: Chief Executive Officer